Exhibit 99.1

KBW Community Bank Investor Conference August 2-3, 2011

Disclosures Forward Looking StatementsThis presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations, plans or forecasts of future events, results and condition, including expectations regarding the proposed merger with Community Capital Corporation ("Community Capital"), the general business strategy of engaging in bank mergers, organic growth and anticipated asset size, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key leadership positions, decreases in construction and development loans and other changes in loan mix, changes in deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming loan and asset levels, residential sales activity and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure of Community Capital's shareholders to approve the merger; failure to realize synergies and other financial benefits from the proposed merger within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting and the impact on Park Sterling's financial statements; Park Sterling's ability to attract new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Additional InformationCertain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation. In connection with the proposed merger between Park Sterling and Community Capital Corporation ("Community Capital"), Park Sterling has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of Community Capital that also constitutes a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Once the Registration Statement is declared effective by the SEC, Community Capital will mail a definitive Proxy Statement/Prospectus to its shareholders. Shareholders are strongly urged to read the Registration Statement and the preliminary Proxy Statement/Prospectus regarding the proposed merger filed with the SEC, and other relevant documents that will be filed with the SEC, as well as any amendments or supplements to those documents (including the definitive Proxy Statement/Prospectus) as they become available, because they will contain important information regarding the proposed merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Community Capital, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Community Capital at www.parksterlingbank.com and www.capitalbanksc.com. This communication does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of Park Sterling or Community Capital. Park Sterling and Community Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital's shareholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Community Capital and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed with the SEC on April 12, 2011. Information about Community Capital's executive officers and directors can be found in Community Capital's Amendment No.1 to its Annual Report on Form 10-K/A filed with the SEC on April 26, 2011. 2

Overview of Park Sterling

PARK STERLING CORPORATION®

Total Assets


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$488,361
$628,416
$610,668
2010Q2
2011Q1
2011Q2

Total Loans


$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$408,038
$388,280
$380,575
2010Q2
2011Q1
2011Q2

Tangible Common Equity


$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$46,690
$174,770
$173,584
2010Q2
2011Q1
2011Q2

Business Highlights

- Formed in October 2006
  - Largest de novo raise in NC history ($45 million)
  - Experienced community and regional team
  - Scalable Jack Henry Silverlake® platform
- Pre-IPO
  - Grew to $488 million in total assets
  - Profitable in fifth full quarter of operations
  - FDIC bid-eligible institution
- Initial Public Offering
  - Raised gross proceeds of $150.2 million
  - Supplemented executive management team
  - Reconstituted board of directors
  - Embarked on regional growth strategy
- Post-IPO
  - Enhancing governance and infrastructure
  - Refining allowance methodology
  - Reducing high risk exposures
  - Advancing organic growth strategy
  - Advancing acquisition growth strategy

(Unaudited, except 2010Q4 balance sheet; $ in thousands.)

3

Five Unique Characteristics 4 Vision Capital Structure Leadership Charleston Columbia Greenville/ Spartanburg Wilmington Charlotte Research Triangle Greensboro Richmond Hampton Roads Market Opportunity Strategy

PARK STERLING CORPORATION®

Vision

- **Vision**
- Strategy
- Leadership
- Market Opportunity
- Capital Structure

- Create an $8-10 billion regional bank
- Focused on Virginia and the Carolinas
- Diversified by geography and lines of business
- Characterized by a return to soundness, profitability and growth
- Noted for exceptional risk management, market management, relationship management and client service

5

Strategy

PARK STERLING CORPORATION®

Vision

Strategy

Leadership

Market Opportunity

Capital Structure

- Focus on markets that are known well to management
- Utilize community banking model successfully executed by team
- Pursue parallel, complimentary growth initiatives
  - Pursue M&A opportunities to acquire core deposits, product capabilities and clients
  - Open de novo offices and recruit experienced in-market talent to accelerate organic growth
- Deliver exceptional client services
- Embrace highest standards of corporate governance

6

Execution: Community Capital Merger

PARK STERLING CORPORATION®



Greensboro
Research Triangle
Charlotte
Spartanburg
Greenville
Wilmington
Columbia
Charleston
PSTB
CPBK

Merger Consummation

- ☑ Federal Reserve regulatory approval
- ☑ State of South Carolina regulatory approval
- ☐ Shareholder approvals
- ☐ Target BHC merger closing 2011Q3*
- ☐ Applied for bank charter merger effective 2011Q4**

Functional Area Target Design

- ☑ "Day 1": Ensure core processes effective at close
- In Process "Day 2": Position resources to support objectives (ongoing)

Groups: Operations, IT, Risk Management, Finance, Compliance, Internal Audit, Human Resources

S-4 Pro Forma Financial Information

	As of March 31, 2011		
Balance Sheet	**PSTB**	**CPBK**	**Combined**
Total assets	$ 628,416	$ 649,135	$1,244,728
Cash and investments	227,786	121,856	265,083
Loans held for sale	-	1,781	1,781
Net loans	376,419	449,866	789,283
Intangibles	-	1,162	9,864
Total deposits	421,512	487,015	909,169
Total equity	174,770	48,875	188,691

Line of Business Target Design

- ☑ "Day 1": Ensure businesses effective at close
- In Process "Day 2": Position resources to serve customers, grow revenues and leverage new footprint and capabilities (ongoing)

Groups: Retail, Commercial, Commercial Real Estate, ABL, Mortgage Banking, Cash Mgmt/ Treasury Services, Online Banking and Wealth Management

(Unaudited, $ in thousands. Pro Forma Source; Park Sterling Corporation S-4 filings.)
* Planned Third Quarter closing subject to customary closing conditions including approval by Community Capital shareholders. ** Planned Fourth Quarter closing subject to regulatory approval and BHC merger.

7

Execution: Organic Growth Initiatives

PARK STERLING CORPORATION®

Charlotte, NC

- Opened October 2006
- Two branch offices
- Fully staffed with thirteen bankers, three CSRs, four underwriters
- Base for all functional groups

Research Triangle, NC

- Entered market 2nd Quarter 2011
- Loan production office (applying for full branch)
- Initially staffed with two bankers and one underwriter (anticipate additional hiring in 2011)

Greenville/Spartanburg , SC

- Entered market 2nd Quarter 2011
- Loan production office (applying for full branch)
- Initially staffed with two bankers (anticipate additional hiring in 2011)

Wilmington, NC

- Opened July 2008
- Full branch office
- Fully staffed with four bankers, two CSRs



Richmond
Hampton Roads
Piedmont Triad
Research Triangle
Charlotte
Greenville/
Spartanburg
Columbia
Wilmington
Charleston

Asset Based Lending

- Hired 2nd Quarter 2011
- New product capability
- Initially staffed with banker, portfolio manager, collateral analyst and underwriter

Charleston, SC

- Entered market 1st Quarter 2011
- Full branch office (June 2011)
- Fully staffed with three bankers, two CSRs, one underwriter

New markets highlighted.

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Leadership 9 Vision Capital Structure Leadership Market Opportunity Strategy Extraordinary leadership for institution of our size and aspirationDeep experience in target marketsComplete breadth of skillsUnusually deep bench for community bankAble to attract and retain exceptional talent

Executive Officers and Board

PARK STERLING CORPORATION®

Executive Officers

James C. Cherry *Chief Executive Officer*	32 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*	30 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*	24 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation.
Nancy J. Foster *Chief Risk Officer*	28 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank.

Independent Board

Leslie M. (Bud) Baker, Jr. *Chairman*	Retired Chairman of Wachovia Corporation. Also served as Chairman, President and Chief Executive Officer as well as President of the North Carolina Bank and Chief Credit Officer.
Walter C. Ayers *Director*	Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*	President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*	Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking.
Thomas Henson *Director*	President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey Kane *Director*	Retired Senior vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.

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Market Opportunity 11 Vision Capital Structure Leadership Market Opportunity Strategy Attractive long-term economic and demographic characteristicsDearth of traditional regional banks (institutions with $5 to $10 billion in total assets)Large enough for product, geographic, and LOB diversitySmall enough to deliver through in-market relationship managersNatural merger partner for other community banks

Charleston Columbia Greenville Spartanburg Wilmington Charlotte Raleigh Greensboro Richmond Norfolk NorthernVirginia Target Market Demographics 12 National Avg.2010 Population 8.0 million (12th) Five Year Projected Growth 4.0% 3.9%2010 Median HHI $61,347 Five Year Projected Growth 14.4% 12.4% National Avg.2010 Population 9.6 million (10th) Five Year Projected Growth 8.3% 3.9%2010 Median HHI $50,887 Five Year Projected Growth 13.3% 12.4% National Avg.2010 Population 4.6 million (24th) Five Year Projected Growth 7.9% 3.9%2010 Median HHI $47,704 Five Year Projected Growth 12.5% 12.4% Source: SNL Financial.Demographic data as of June 30, 2009. Virginia North Carolina South Carolina Charlottesville

Depository Landscape – NC, SC and VA

PARK STERLING CORPORATION®

Total Banks by Asset Size



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
9
24
21
50
57
61
51
Banks: 95
Assets: $85.3B
Banks: 273
Assets: $144.2B
$30,530
$39,573
$18,395
$27,344
$16,396
$8,900
$3,012
$4.0 - $2.5B
$2.5 - $1.0B
$1.0 - $0.75B
$0.75 - $0.4B
$0.4 - $0.2B
$0.2 - $0.1B
< $0.1B

"Sweet Spot" Banks by State



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
34
38
23
$35,077
$31,763
$14,473
NC
VA
SC

"Sweet Spot" Characteristics

- Substantial opportunity set
  - 95 banks, $85.3B in total assets
- Distributed across target market
  - NC - 40%; VA – 36%; SC - 24%
- Distributed by ownership profile
  - Public – 77%; Private – 23%
- Meaningful TARP overhang
  - ~ 30% still have outstanding positions
- Meaningful asset quality overhang
  - ~ 40% still have NPAs/TA > 6.00%
- Challenging capitalization
  - ~ 60% have TCE/TA < 8.00%
- Depressed market valuations
  - ~ 60% trade < 80% TBV (public names)

Source: SNL Financial and Company data as of March 31, 2011.
(Dollars in thousands)

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Capital Structure 14 Vision Capital Structure Leadership Market Opportunity Strategy Existing capital for safety, soundness and growthExceptional institutional investor base for sizeLiquid currency for investors and partners

Attractive Capital and Market Liquidity 15 Median Trading Volume (Since Park Sterling IPO) Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Summary Peer group percentiles include depository institutions headquartered in Virginia and the Carolinas with $750 million to $4 billion in total assets. (Source: SNL) (Unaudited, except 2010Q4 balance sheet; $ in thousands amounts.)Market volume source NASDAQ (August 13, 2010 to July 27, 2011)

Conclusions

PARK STERLING CORPORATION®

Vision	Creating a strong regional bank in the Carolinas and Virginia
Strategy	Utilizing an established operating model
Leadership	Operated by a seasoned leadership team
Market Opportunity	Focused on attractive markets, well known to management
Capital Structure	Leveraging existing capital

- Creating a strong regional bank in the Carolinas and Virginia
- Utilizing an established operating model
- Operated by a seasoned leadership team
- Focused on attractive markets, well known to management
- Leveraging existing capital
- Building on established momentum
  - Merger agreement with Community Capital Corporation
  - New market initiatives in Charleston, Upstate and Research Triangle
  - New product initiative with Asset Based Lending

Uniquely positioned ...
Right time, right place, right team

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Appendix: Second Quarter Highlights 17 Financial Results (Unaudited, except 2010Q4 balance sheet; $ in thousands, except per share amounts) Improving Risk Profile

Appendix:

Reconciliation of Non-GAAP Measures (1)

PARK STERLING CORPORATION®

	2010Q2	2011Q1	2011Q2
Tangible Assets			
Total assets	$ 488,361	$ 628,416	$ 610,668
Less: intangible assets	-	-	-
Tangible assets	$ 488,361	$ 628,416	$ 610,668
Tangible Common Equity			
Total common equity	$ 46,690	$ 174,770	$ 173,584
Less: intangible assets	-	-	-
Tangible common equity	$ 46,690	$ 174,770	$ 173,584
Tangible Book Value per Share			
Issued and outstanding period end shares	4,951,058	28,619,358	28,619,358
Add: Dilutive stock options	-	-	-
Deduct: Nondilutive restricted awards	-	568,260	568,260
Period end dilutive shares	4,951,058	28,051,098	28,051,098
Tangible common equity	$ 46,690	$ 174,770	$ 173,584
Divided by: period end outstanding shares	4,951,098	28,051,098	28,051,098
Tangible book value per share	$ 9.43	$ 6.23	$ 6.19

(1) Tangible assets, tangible common equity, tangible book value and related ratios, as used throughout this presentation, are non-GAAP financial measures. "Tangible assets" equals period end total assets less intangible assets. "Tangible common equity" equals period end common shareholders' equity less intangible assets. "Tangible book value per share" equals period end tangible common equity divided by period end dilutive common shares issued and outstanding.

Special Note

- As contemplated during equity raise, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of bank holding company
- These 568,260 shares vest one-third each when stock price per share reaches the following performance thresholds for 30 consecutive trading days
  - 125% of offer price ($8.13)
  - 140% of offer price ($9.10)
  - 160% of offer price ($10.40)
- These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights)

(Unaudited; $ in thousands)

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